SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 4, 2003

Date of Report (Date of earliest event reported)

Factory Card & Party Outlet Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-21859 (Commission File Number)	36-3652087 (IRS Employer Identification No.)

2727 Diehl Road, Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 579-2000

(Registrant’s telephone number)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release issued by Factory Card & Party Outlet Corp. dated December 4, 2003.

Item 12.	Results of Operations and Financial Condition.

On December 4, 2003, Factory Card & Party Outlet Corp. announced its third quarter results. A copy of Factory Card & Party Outlet Corp.’s press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTORY CARD & PARTY OUTLET CORP.

Dated: December 4, 2003	/s/ James D. Constantine
James D. Constantine Executive Vice President and Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Factory Card & Party Outlet Corp. dated December 4, 2003